UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549


                                   FORM 8-K

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) October 29, 1996


                            RC/ARBY'S CORPORATION
        -------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


Delaware                 0-20286             59-2277791
----------------         -------------       -----------------
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)


          1000 Corporate Drive
          Fort Lauderdale, Florida                     33334
          ----------------------------------------     ----------
          (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (954) 351-5600




                   ----------------------------------------
                      (Former Name or Former Address, if
                          Changed Since Last Report)

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Item 5.   Other Events.

     On October 29, 1996, Triarc Companies, Inc. ("Triarc"), the parent company of the Registrant, issued a press release with respect to (i) the approval by Triarc's Board of Directors of a plan to offer up to approximately 20% of the shares of its beverage and restaurant businesses to the public through an initial public offering and to spinoff the remainder of the shares of such businesses to Triarc's stockholders and
(ii) the establishment of the Triarc Beverage Group, which will oversee the operations of Triarc's two beverage businesses, Royal Crown Company, Inc., a subsidiary of the Registrant, and Mistic Brands, Inc. A copy of the press release is being filed herewith as an exhibit hereto and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

     99.1 Press release dated October 29, 1996

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RC/ARBY'S CORPORATION




Date:  October 29, 1996            By:  JOHN L. BARNES, JR.
                                        ----------------------
                                        John L. Barnes, Jr.
                                        Senior Vice President
                                        and Chief Financial Officer

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                                Exhibit Index


Exhibit
No.            Description                             Page No.
--------       ------------                            --------

99.1           Press release dated October 29, 1996


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